J.P. Morgan Investor Funds

JPMorgan Investor Growth Fund

(Class R6 Shares)

Supplement dated May 16, 2019 to

the Summary Prospectus and Prospectus dated November 1, 2018, as supplemented

Effective July 1, 2019 (the “Effective Date”), the eligibility and certain investment minimum requirements for Class R6 Shares will be revised, which will affect the Summary Prospectuses and Prospectuses as described below.

1.

On the Effective Date, the information in the “Risk/Return Summary — Purchase and Sale of Fund Shares” section of each Summary Prospectus and Prospectus will be deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares

To establish an account	$5,000,000 for Institutional Investors
$15,000,000 for Other Investors

To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

2.

On the Effective Date, the “Eligibility” and “Minimum Investment” sections for the Class R6 Shares in the “Investing with J.P. Morgan Funds — Choosing a Share Class” table in the Prospectus will be deleted and replaced with the following:

Class R6
Eligibility

May be purchased by

•  Group Retirement Plans[1]

•  Section 529 college savings plans

•  J.P. Morgan Funds of Funds

•  Mutual Funds, ETFs, and other registered investment companies not affiliated with JPMIM

•  Investors through a fee-based advisory program of a financial intermediary that has entered into a written agreement with the Distributor to offer such shares through an omnibus account held at the Fund

•  Institutional Investors, as described below

•  Other Investors, as described below

Minimum Investment	$5,000,000 — Institutional Investors $15,000,000 — Other Investors There is no minimum for other Class R6 eligible investors as described in “Eligibility”, above.

SUP-CLASSR6-519-2

3.

On the Effective Date, the “Investing with J.P. Morgan Funds — Discretionary Accounts” and “Investing with J.P. Morgan Funds — Direct Investors” sections in the Prospectus will be deleted and replaced with the following:

Institutional Investors

Class R6 Shares may also be purchased by institutional investors whose initial investment in the Fund is at least $5,000,000. Institutional investors include, but are not limited to:

1.	Certain accounts at JPMIM, JPMorgan Chase Bank, N.A. or their affiliates, or

2.

Corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospital investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors.

Other Investors

Class R6 Shares also may be purchased in other accounts whose initial investment in the Fund is at least $15,000,000. These accounts may not be held for the benefit of multiple underlying, unrelated investors.

More Information about Institutional and Other Investors

For accounts held directly at the Fund, an Institutional or Other Investor can combine purchases of Class R6 Shares, held outside of a Group Retirement Plan, with Class R6 Shares of other J.P. Morgan Funds in order to meet the applicable minimum investment. Investors are responsible for indicating their eligibility to combine purchases to meet the investment minimum of Class R6 Shares at the time of purchase.

Certain Financial Intermediaries may not make Class R6 Shares available for purchase, may have higher investment minimums, or may have different requirements for combining purchases to meet the investment minimums for Class R6 Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE